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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-89701, 333-66913, 333-44877, 333-43905,
333-36527, 333-26869, 333-24753, 333-2600, 333-89701, 333-51642, 333-60676,
333-68096, 333-68586, 333-91138) of Verity, Inc. of our report dated June 17,
2002 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

San Jose, California
August 15, 2002